Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of COMPASS DIVERSIFIED TRUST and COMPASS GROUP DIVERSIFIED HOLDINGS LLC on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Bottiglieri, Regular Trustee of Compass Diversified Trust and Chief Financial Officer of Compass Group Diversified Holdings LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Compass Diversified Trust and Compass Group Diversified Holdings, LLC..

Dated: August 10, 2006	/s/ James J. Bottiglieri

James J. Bottiglieri
Regular Trustee of Compass Diversified Trust and Chief Financial Officer of
Compass Group Diversified Holdings LLC
     The foregoing certification is being furnished to accompany Compass Diversified Trust’s and Compass Group Diversified Holdings LLC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 (the “Report”) solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed as part of the Report or as a separate disclosure document and shall not be deemed incorporated by reference into any other filing of Compass Diversified Trust and Compass Group Diversified Holdings that incorporates the Report by reference. A signed original of this written certification required by Section 906 has been provided to Compass Diversified Trust and Compass Group Diversified Holdings LLC and will be retained by Compass Diversified Trust and Compass Group Diversified Holdings LLC and furnished to the Securities and Exchange Commission or its staff upon request.

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